UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3864
Oppenheimer Balanced Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 09/30/2008

Item 1. Reports to Stockholders.

September 30, 2008

Oppenheimer Balanced Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

September 30, 2008 Management Oppenheimer Commentaries Balanced Fundand Annual Report M A N A G E M E N T C O M M E N TA R I E S Market Recap and Outlook Listing of Top Holdings A N N U A L R E P O RT Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Software	12.6%
Media	5.9
Tobacco	4.8
Oil, Gas & Consumable Fuels	3.9
Pharmaceuticals	2.7
Capital Markets	2.2
Industrial Conglomerates	2.0
Insurance	2.0
Health Care Providers & Services	1.9
Internet Software & Services	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on net assets.

Top Ten Common Stock Holdings

Take-Two Interactive Software, Inc.	7.0%
Liberty Global, Inc., Series A	2.6
Liberty Global, Inc., Series C	2.5
Exxon Mobil Corp.	2.4
THQ, Inc.	2.3
Microsoft Corp.	2.2
Philip Morris International, Inc.	2.1
Siemens AG, Sponsored ADR	2.0
Lorillard, Inc.	1.8
Everest Re Group Ltd.	1.7
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on net assets. For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.
10 | OPPENHEIMER BALANCED FUND

Portfolio Allocation Bonds and Notes 48.9% Stocks 48.7 Investment Company 2.4 Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total market value of investments.
11 | OPPENHEIMER BALANCED FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended September 30, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the fiscal year ended September 30, 2008, Oppenheimer Balanced Fund’s Class A shares (without sales charge) posted a disappointing return of -20.49%, outperforming one of its benchmarks, the S&P 500 Index, which returned -21.98% and lagging its other benchmark, the Lehman Brothers Aggregate Bond Index, which returned 3.65% during the same time frame. These results stemmed from two primary causes: first, severe underperformance in the bond component and second, the equity component’s brief exposure to select financial services stocks early in the period.
     The bond component’s underperformance was the most significant source of difficulties for the Fund this fiscal year. First, our decision to emphasize non-agency residential mortgages hurt us. The ongoing credit crisis propelled investors to eschew virtually all mortgage-related risk, regardless of a security’s credit quality or maturity. This trend compressed returns in this segment of the spread markets, even for those residential mortgage securities backed by high-quality borrowers with AAA-ratings.
     Second, our decision to emphasize commercial mortgage-backed securities (CMBS) also detracted from Fund returns. Although commercial mortgages bear little resemblance to residential mortgage-backed securities in terms of delinquency rates and potential for impairment currently, they too were shunned by investors this period due to a perceived association and entanglement with the residential mortgage crisis. Notwithstanding a brief rally for CMBS in the second quarter 2008, this sector soon fell sharply, and lagged significantly for the period. Finally, our focus within the credit sector detracted from returns. Emphasizing financial bonds of longer duration hurt us, in two respects: first, financial-related credit suffered by association as troubled financial institutions made headlines; and second, longer-maturity bonds experienced more severe price volatility than shorter-term bonds, in an increasingly turbulent market.
     Next, the equity component’s brief exposure to select financials stocks early in the reporting period detracted significantly from performance. In late 2007, two of the Fund’s equity holdings, UBS AG and E*TRADE Financial Corp., declined sharply in value. Although these two names did not represent large holdings for the Fund, their underperformance was severe enough to exert negative pressure on the Fund for the remainder of the reporting period. We exited these stocks quickly to mitigate their impact on Fund returns, but nonetheless, the Fund lost performance due to these short-lived, but significantly underperforming holdings.
12 | OPPENHEIMER BALANCED FUND

     If not for this factor, the equity component would have posted reasonably good performance for the reporting period. In fact, the equity component nevertheless enjoyed fairly good performance versus its benchmark in a wide variety of industry sectors. Unfortunately, the reporting period was one in which financials stocks suffered so dramatically, even a small or moderate exposure to select names could potentially impair performance for the entire year.
     Notwithstanding the bond component’s underperformance this period, three factors worked in our favor and helped mitigate this component’s losses. Our decision to underweight our exposure to both retail/consumer credit and cyclical names, such as metals, mining and paper company debt, helped, since these areas lagged. Finally, our overweight to specialty chemicals bonds at the expense of commodity chemical names added to returns, as this pocket of the credit market exhibited less sensitivity to current conditions.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2008. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Fund’s performance is also compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. Government Treasury and agency issues, investment grade corporate bond issues and fixed-rate mortgage-backed securities. That index is widely regarded as a measure of the performance of the domestic debt securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
13 | OPPENHEIMER BALANCED FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER BALANCED FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.
15 | OPPENHEIMER BALANCED FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | OPPENHEIMER BALANCED FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.
17 | OPPENHEIMER BALANCED FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 4/24/87. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund’s maximum sales charge for Class A shares was lower prior to 4/1/91, so actual performance may have been higher.
Class B shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18 | OPPENHEIMER BALANCED FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
19 | OPPENHEIMER BALANCED FUND

FUND EXPENSES Continued
the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	April 1, 2008	September 30, 2008	September 30, 2008

Actual
Class A	$1,000.00	$874.50	$5.03
Class B	1,000.00	870.80	9.36
Class C	1,000.00	870.10	9.02
Class N	1,000.00	872.80	7.19

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.65	5.42
Class B	1,000.00	1,015.05	10.07
Class C	1,000.00	1,015.40	9.72
Class N	1,000.00	1,017.35	7.75
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 30, 2008 are as follows:

Class	Expense Ratios

Class A	1.07%
Class B	1.99
Class C	1.92
Class N	1.53
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS September 30, 2008

	Shares	Value

Common Stocks—54.0%
Consumer Discretionary—5.9%
Media—5.9%
Jupiter Telecommunications Co. Ltd.	61	$43,950
Liberty Global, Inc., Series A1	679,227	20,580,578
Liberty Global, Inc., Series C1	688,831	19,349,263
National CineMedia, Inc.	498,620	5,509,751

		45,483,542

Consumer Staples—6.3%
Beverages—0.4%
InBev NV	55,200	3,251,013
Food Products—1.1%
Nestle SA	197,520	8,543,147
Tobacco—4.8%
Altria Group, Inc.	342,460	6,794,406
Lorillard, Inc.	198,660	14,134,659
Philip Morris International, Inc.	342,460	16,472,326

		37,401,391

Energy—3.9%
Oil, Gas & Consumable Fuels—3.9%
Alpha Natural Resources, Inc.[1]	36,100	1,856,623
BP plc, ADR	93,880	4,709,960
Exxon Mobil Corp.	240,760	18,697,422
Petroleo Brasileiro SA, ADR	119,320	5,244,114

		30,508,119

Financials—5.6%
Capital Markets—2.2%
Credit Suisse Group AG, ADR	219,200	10,582,976
Goldman Sachs Group, Inc. (The)	6,900	883,200
Julius Baer Holding AG	111,912	5,502,157

		16,968,333

Consumer Finance—1.4%
American Express Co.	172,380	6,107,423
SLM Corp.[1]	428,600	5,288,924

		11,396,347
F1 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Insurance—2.0%
Everest Re Group Ltd.	155,060	$13,417,342
National Financial Partners Corp.	134,080	2,011,200

		15,428,542

Health Care—7.2%
Biotechnology—1.5%
Amicus Therapeutics, Inc.[1]	212,610	3,214,663
deCODE genetics, Inc.[1]	364,060	141,983
Human Genome Sciences, Inc.[1]	496,100	3,150,235
Orexigen Therapeutics, Inc.[1]	337,740	3,644,215
Theravance, Inc.[1]	122,600	1,527,596

		11,678,692

Health Care Equipment & Supplies—0.6%
Beckman Coulter, Inc.	72,710	5,161,683
Health Care Providers & Services—1.9%
Medco Health Solutions, Inc.[1]	116,320	5,234,400
Skilled Healthcare Group, Inc., Cl. A1	265,480	4,218,477
WellPoint, Inc.[1]	118,540	5,544,116

		14,996,993

Life Sciences Tools & Services—0.5%
Waters Corp.[1]	62,600	3,642,068
Pharmaceuticals—2.7%
Abbott Laboratories	110,020	6,334,952
Mylan, Inc.[1]	686,840	7,843,713
Schering-Plough Corp.	357,300	6,599,331

		20,777,996

Industrials—4.9%
Aerospace & Defense—1.3%
Orbital Sciences Corp.[1]	144,037	3,452,567
United Technologies Corp.	110,780	6,653,447

		10,106,014

Commercial Services & Supplies—0.0%
Sinomem Technology Ltd.[1]	2,707,000	274,698
Industrial Conglomerates—2.0%
Siemens AG, Sponsored ADR	167,830	15,757,559
F2 | OPPENHEIMER BALANCED FUND

	Shares	Value

Machinery—1.0%
Joy Global, Inc.	72,800	$3,286,192
Navistar International Corp.[1]	78,760	4,267,217

		7,553,409

Trading Companies & Distributors—0.6%
Aircastle Ltd.	449,500	4,454,545
Information Technology—17.1%
Communications Equipment—0.8%
Cisco Systems, Inc.[1]	260,030	5,866,277
Nortel Networks Corp.[1]	1,498	3,356

		5,869,633

Computers & Peripherals—1.0%
International Business Machines Corp.	67,570	7,902,987
Internet Software & Services—1.5%
eBay, Inc.[1]	243,030	5,439,011
Google, Inc., Cl. A1	6,420	2,571,338
Yahoo!, Inc.[1]	223,780	3,871,394

		11,881,743

Semiconductors & Semiconductor Equipment—1.2%
Lam Research Corp.[1]	121,100	3,813,439
Texas Instruments, Inc.	262,910	5,652,565

		9,466,004

Software—12.6%
Microsoft Corp.	644,190	17,193,431
Novell, Inc.[1]	768,640	3,950,810
Synopsys, Inc.[1]	234,860	4,685,457
Take-Two Interactive Software, Inc.	3,296,947	54,069,931
THQ, Inc.[1]	1,457,130	17,543,845

		97,443,474

Materials—0.9%
Chemicals—0.5%
Lubrizol Corp. (The)	96,210	4,150,499
Metals & Mining—0.4%
Teck Cominco Ltd., Cl. B	101,300	2,876,473
F3 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Telecommunication Services—1.3%
Diversified Telecommunication Services—0.9%
AT&T, Inc.	240,350	$6,710,572
Wireless Telecommunication Services—0.4%
Sprint Nextel Corp.	487,550	2,974,055
Utilities—0.9%
Energy Traders—0.9%
AES Corp. (The)[1]	291,250	3,404,713
Constellation Energy Group, Inc.	47,300	1,149,390
Dynegy, Inc., Cl. A1	343,640	1,230,231
NRG Energy, Inc.[1]	55,000	1,361,250

		7,145,584

Total Common Stocks (Cost $423,742,791)		419,805,115

Preferred Stocks—1.1%
Companhia Vale do Rio Doce, Sponsored ADR	215,600	3,816,120
Petroleo Brasileiro SA, Preference	275,860	5,010,101

Total Preferred Stocks (Cost $1,495,395)		8,826,221

	Principal
	Amount
Asset-Backed Securities—2.8%
Ace Securities Corp. Home Equity Loan Trust, Asset-Backed Pass-Through Certificates, Series 2005-HE7, Cl. A2B, 3.387%, 11/25/35[2]	$144,214	143,274
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 3.687%, 5/25/34[2]	1,500,534	1,323,276
Argent Securities Trust 2006-W5, Asset-Backed Pass-Through Certificates, Series 2006-W5, Cl. A2B, 3.307%, 5/26/36[2]	898,723	870,608
Capital One Prime Auto Receivables Trust, Automobile Asset-Backed Certificates, Series 2005-1, Cl. A4, 2.508%, 4/15/11[2]	3,383,035	3,368,185
Centex Home Equity Loan Trust 2006-A, Asset-Backed Certificates, Series 2006-A, Cl. AV2, 3.307%, 5/16/36[2]	809,990	793,660
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	310,000	246,181
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 3.947%, 2/25/33[2]	31,485	25,113
Series 2005-11, Cl. AF2, 4.657%, 2/25/36	313,494	311,346
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36[2]	1,700,000	1,551,962
Series 2005-17, Cl. 1AF1, 3.407%, 5/25/36[2]	5,745	5,711
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36[2]	420,000	384,294
CWABS, Inc. Asset-Backed Certificates Trust, Asset-Backed Certificates, Series 2006-25, Cl. 2A2,3.327%, 12/5/29[2]	920,000	780,837
F4 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

Asset-Backed Securities Continued
First Franklin Mortgage Loan Trust 2005-FF10, Mtg. Pass-Through Certificates, Series 2005-FF10, Cl. A3, 3.417%, 11/25/35[2]	$624,191	$621,204
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 3.297%, 7/25/36[2]	1,230,000	1,171,537
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 3.317%, 7/7/36[2]	620,000	584,078
Honda Auto Receivables Owner Trust, Automobile Receivable Obligations, Series 2005-2, Cl. A4, 4.15%, 10/15/10	467,271	467,364
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Nts., Series 2005-3, Cl. A1, 2.731%, 1/20/35[2]	531,532	449,936
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 3.298%, 3/20/36[2]	340,000	313,103
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35[2]	249,944	248,658
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31[3]	279,649	271,732
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 3.838%, 3/15/16[2]	2,900,000	2,289,375
Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 3.307%, 7/1/36[2]	1,934,732	1,828,293
RAMP Series 2006-RS4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-RS4, Cl. A1, 3.287%, 7/25/36[2]	67,023	66,576
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 3.307%, 9/25/36[2]	1,453,572	1,386,605
Specialty Underwriting & Residential Finance Trust, Home Equity Asset-Backed Obligations, Series 2005-BC3, Cl. A2B, 3.457%, 6/25/36[2]	177,122	176,409
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates, Series 2006-BNC3, Cl. A2, 3.247%, 9/25/36[2]	499,668	489,771
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 3.307%, 7/25/36[2]	1,230,000	1,211,581

Total Asset-Backed Securities (Cost $23,139,888)		21,380,669

Mortgage-Backed Obligations—41.2%
Government Agency—25.5%
FHLMC/FNMA/Sponsored—25.3%
Federal Home Loan Mortgage Corp.:
4.50%, 5/15/18-5/15/19	2,200,047	2,159,322
5%, 8/15/33-12/15/34	2,035,054	1,989,023
6%, 4/15/17-3/15/33	1,639,871	1,671,033
6.50%, 4/15/18-4/1/34	3,426,580	3,549,165
7%, 12/1/23-10/1/31	2,310,727	2,432,894
8%, 4/1/16	36,716	39,231
9%, 8/1/22-5/1/25	10,964	12,077
F5 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	$27,293	$27,285
Series 2006-11, Cl. PS, 12.808%, 3/25/36[2]	626,350	656,478
Series 2034, Cl. Z, 6.50%, 2/15/28	331,692	344,616
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,011,964	1,045,729
Series 2053, Cl. Z, 6.50%, 4/15/28	339,459	351,499
Series 2055, Cl. ZM, 6.50%, 5/15/28	464,214	478,312
Series 2075, Cl. D, 6.50%, 8/15/28	1,174,401	1,216,108
Series 2080, Cl. Z, 6.50%, 8/15/28	725,950	751,683
Series 2427, Cl. ZM, 6.50%, 3/15/32	1,285,803	1,326,370
Series 2500, Cl. FD, 2.988%, 3/15/32[2]	146,223	144,789
Series 2526, Cl. FE, 2.888%, 6/15/29[2]	209,547	207,367
Series 2551, Cl. FD, 2.888%, 1/15/33[2]	160,877	159,013
Series 2592, Cl. F, 3.238%, 12/15/32[2]	3,313,826	3,265,854
Series 2936, Cl. PE, 5%, 2/1/35	1,448,000	1,348,163
Series 3025, Cl. SJ, 15.629%, 8/15/35[2]	133,918	141,552

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 12.156%, 6/1/26[4]	275,586	61,235
Series 183, Cl. IO, 10.125%, 4/1/27[4]	439,859	86,275
Series 184, Cl. IO, 16.462%, 12/1/26[4]	481,131	106,024
Series 192, Cl. IO, 12.063%, 2/1/28[4]	137,215	28,813
Series 200, Cl. IO, 11.706%, 1/1/29[4]	168,573	37,778
Series 202, Cl. IO, 0.721%, 4/1/29[4]	1,545,497	320,597
Series 2130, Cl. SC, 8.713%, 3/15/29[4]	357,314	34,286
Series 216, Cl. IO, 11.483%, 12/1/31[4]	325,658	83,522
Series 224, Cl. IO, 8.24%, 3/1/33[4]	1,016,096	228,182
Series 243, Cl. 6, 8.782%, 12/15/32[4]	612,511	139,378
Series 2527, Cl. SG, 28.662%, 2/15/32[4]	461,574	33,880
Series 2531, Cl. ST, 30.563%, 2/15/30[4]	543,432	41,383
Series 2796, Cl. SD, 34.487%, 7/15/26[4]	525,617	48,341
Series 2802, Cl. AS, 65.571%, 4/15/33[4]	923,252	69,539
Series 2920, Cl. S, 40.287%, 1/15/35[4]	3,035,544	256,340
Series 3000, Cl. SE, 70.377%, 7/15/25[4]	3,156,121	209,391
Series 3110, Cl. SL, 93.686%, 2/15/26[4]	529,000	35,240

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 176, Cl. PO, 4.699%, 6/1/26[5]	117,079	98,651
Series 192, Cl. PO, 6.572%, 2/1/28[5]	137,214	112,279
Federal National Mortgage Assn.:
4.50%, 8/1/20	1,477,725	1,456,456
4.50%, 10/1/21[6]	10,304,000	10,043,185
5%, 6/1/33-9/25/35	9,212,719	9,007,337
5%, 10/1/21-10/1/38[6]	26,708,000	26,270,050
5%, 9/25/33[7]	569,510	556,806
5.50%, 2/25/33-9/1/36	16,579,484	16,585,493
F6 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn.: Continued
5.50%, 10/1/23-10/1/38[6]	$33,392,000	$33,341,242
6%, 9/25/19-8/1/34	15,360,414	15,649,725
6%, 10/1/23-10/1/36[6]	8,007,000	8,146,151
6%, 10/25/33[7]	1,383,481	1,408,943
6.50%, 6/25/17-1/1/34	8,722,101	9,045,976
7%, 11/1/17-1/25/35	3,543,137	3,737,402
7.50%, 1/1/33	374,230	405,410
8.50%, 7/1/32	20,848	22,984
Federal National Mortgage Assn. Grantor Trust, Gtd. Trust Mtg. Pass-Through Certificates, Trust 2002-T1, Cl. A2, 7%, 11/25/31	1,026,916	1,075,874
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1992-15, Cl. KZ, 7%, 2/25/22	32,274	32,627
Trust 1993-215, Cl. ZQ, 6.50%, 11/25/23	1,130,170	1,174,378
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	893,282	922,159
Trust 1996-35, Cl. Z, 7%, 7/25/26	163,740	170,855
Trust 1998-61, Cl. PL, 6%, 11/25/28	556,684	568,398
Trust 2001-44, Cl. QC, 6%, 9/25/16	1,517,134	1,565,499
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	1,273,947	1,322,847
Trust 2001-70, Cl. LR, 6%, 9/25/30	29,551	29,582
Trust 2001-82, Cl. ZA, 6.50%, 1/25/32	505,286	522,957
Trust 2003-130, Cl. CS, 7.686%, 12/25/33[2]	900,510	820,406
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23	1,138,000	1,086,530
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	1,045,000	1,007,905
Trust 2004-101, Cl. BG, 5%, 1/25/20	1,869,000	1,842,683
Trust 2005-59, Cl. NQ, 8.858%, 5/25/35[2]	666,151	625,208
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	160,000	149,519
Trust 2006-24, Cl. DB, 5.50%, 4/25/26	4,010,000	3,773,464
Trust 2006-46, Cl. SW, 12.441%, 6/25/36[2]	494,060	506,345
Trust 2006-50, Cl. KS, 12.441%, 6/25/36[2]	1,217,567	1,220,030
Trust 2006-50, Cl. SK, 12.441%, 6/25/36[2]	1,102,243	1,102,834
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	2,469,889	2,510,874
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 1993-223, Cl. PM, 53.243%, 10/25/23[4]	14,707	478
Trust 2001-65, Cl. S, 36.448%, 11/25/31[4]	1,453,728	162,784
Trust 2001-81, Cl. S, 24.703%, 1/25/32[4]	305,557	32,825
Trust 2002-38, Cl. IO, 30.804%, 4/25/32[4]	512,260	47,302
Trust 2002-47, Cl. NS, 22.861%, 4/25/32[4]	612,337	66,260
Trust 2002-51, Cl. S, 23.126%, 8/25/32[4]	562,262	60,603
Trust 2002-52, Cl. SD, 21.859%, 9/25/32[4]	630,972	62,553
Trust 2002-60, Cl. SM, 34.36%, 8/25/32[4]	80,007	8,612
Trust 2002-7, Cl. SK, 36.545%, 1/25/32[4]	26,154	2,579
Trust 2002-77, Cl. BS, 29.388%, 12/18/32[4]	47,156	5,301
Trust 2002-77, Cl. IS, 27.558%, 12/18/32[4]	872,739	89,656
Trust 2002-77, Cl. JS, 29.068%, 12/18/32[4]	81,940	9,218
Trust 2002-77, Cl. SA, 29.514%, 12/18/32[4]	76,017	8,348
Trust 2002-77, Cl. SH, 27.399%, 12/18/32[4]	409,358	46,682
F7 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2002-9, Cl. MS, 23.617%, 3/25/32[4]	$422,586	$47,276
Trust 2002-90, Cl. SN, 34.358%, 8/25/32[4]	40,723	4,511
Trust 2002-90, Cl. SY, 36.896%, 9/25/32[4]	19,314	2,178
Trust 2002-96, Cl. SK, 38.545%, 4/25/32[4]	3,904,770	550,038
Trust 2003-118, Cl. S, 34.318%, 12/25/33[4]	2,787,772	333,001
Trust 2003-33, Cl. SP, 39.933%, 5/25/33[4]	1,556,064	190,188
Trust 2003-4, Cl. S, 35.071%, 2/25/33[4]	821,020	96,599
Trust 2003-46, Cl. IH, 0.865%, 6/1/33[4]	5,402,963	1,092,853
Trust 2003-89, Cl. XS, 27.165%, 11/25/32[4]	858,877	74,108
Trust 2004-54, Cl. DS, 26.743%, 11/25/30[4]	580,250	56,294
Trust 2005-19, Cl. SA, 40.36%, 3/25/35[4]	7,985,591	637,938
Trust 2005-40, Cl. SA, 40.51%, 5/25/35[4]	1,699,946	139,559
Trust 2005-6, Cl. SE, 49.011%, 2/25/35[4]	2,216,770	184,432
Trust 2005-71, Cl. SA, 51.898%, 8/25/25[4]	1,977,154	159,111
Trust 2005-87, Cl. SE, 99.999%, 10/25/35[4]	4,643,303	302,034
Trust 2005-87, Cl. SG, 72.624%, 10/25/35[4]	4,347,406	382,785
Trust 2006-33, Cl. SP, 56.557%, 5/25/36[4]	4,972,203	514,223
Trust 2006-42, Cl. CI, 28.061%, 6/25/36[4]	1,035,849	91,807
Trust 214, Cl. 2, 21.762%, 3/1/23[4]	753,638	178,574
Trust 222, Cl. 2, 17.777%, 6/1/23[4]	1,033,743	240,769
Trust 240, Cl. 2, 22.297%, 9/1/23[4]	1,615,124	405,011
Trust 247, Cl. 2, 18.886%, 10/1/23[4]	201,276	50,897
Trust 252, Cl. 2, 16.858%, 11/1/23[4]	753,242	188,023
Trust 273, Cl. 2, 15.314%, 8/1/26[4]	209,503	45,661
Trust 302, Cl. 2, 2.575%, 6/1/29[4]	298,009	64,400
Trust 319, Cl. 2, 11.424%, 2/1/32[4]	302,921	71,272
Trust 321, Cl. 2, 6.834%, 4/1/32[4]	3,118,028	728,330
Trust 331, Cl. 9, 15.993%, 2/1/33[4]	103,596	23,339
Trust 333, Cl. 2, 3.891%, 4/1/33[4]	1,623,299	356,212
Trust 334, Cl. 17, 22.723%, 2/1/33[4]	502,323	119,215
Trust 334, Cl. 3, 11.057%, 7/1/33[4]	289,029	63,407
Trust 338, Cl. 2, 2.812%, 7/1/33[4]	691,690	152,058
Trust 339, Cl. 12, 9.777%, 7/1/33[4]	1,106,674	252,415
Trust 339, Cl. 7, 7.895%, 7/1/33[4]	2,284,315	497,888
Trust 339, Cl. 8, 8.584%, 8/1/33[4]	159,630	35,323
Trust 342, Cl. 2, 11.467%, 9/1/33[4]	30,862	6,954
Trust 343, Cl. 13, 10.171%, 9/1/33[4]	891,544	198,050
Trust 343, Cl. 18, 11.165%, 5/1/34[4]	156,586	32,336
Trust 344, Cl. 2, 8.95%, 12/1/33[4]	5,054,780	1,120,245
Trust 345, Cl. 9, 11.196%, 1/1/34[4]	1,442,970	286,924
Trust 346, Cl. 2, 2.956%, 12/1/33[4]	723,890	159,221
Trust 351, Cl. 10, 9.48%, 4/1/34[4]	268,120	59,020
Trust 351, Cl. 11, 9.889%, 11/1/34[4]	177,507	36,278
Trust 351, Cl. 8, 8.01%, 4/1/34[4]	534,804	107,395
Trust 355, Cl. 7, 9.006%, 11/1/33[4]	98,787	22,246
Trust 356, Cl. 10, 9.542%, 6/1/35[4]	473,844	112,148
Trust 356, Cl. 12, 7.968%, 2/1/35[4]	244,560	57,909
F8 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 356, Cl. 6, 9.598%, 12/1/33[4]	$127,037	$28,179
Trust 362, Cl. 12, 9.281%, 8/1/35[4]	4,548,554	1,062,981
Trust 362, Cl. 13, 7.491%, 8/1/35[4]	2,520,501	589,353
Trust 364, Cl. 16, 9.857%, 9/1/35[4]	1,139,021	276,828
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 5.008%, 9/25/235	379,532	297,591

		196,445,419

GNMA/Guaranteed—0.2%
Government National Mortgage Assn.:
5.375%, 4/8/26[2]	17,800	17,946
7%, 4/29/09-4/29/26	178,502	188,481
7.50%, 3/29/09-5/29/27	634,276	684,509
8%, 5/30/17	25,716	28,064
8.50%, 8/1/17-12/15/17	16,552	18,141
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 41.769%, 1/16/27[4]	731,707	75,995
Series 2002-15, Cl. SM, 35.996%, 2/16/32[4]	605,716	59,413
Series 2002-76, Cl. SY, 38.531%, 12/16/26[4]	1,475,236	154,430
Series 2004-11, Cl. SM, 22.345%, 1/17/30[4]	467,552	48,326
Series 2006-47, Cl. SA, 37.964%, 8/16/36[4]	3,430,767	311,608

		1,586,913

Non-Agency—15.7%
Commercial—6.2%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-1, Cl. AM, 5.421%, 9/1/45	3,700,000	3,007,877
Banc of America Funding Corp., Mtg. Pass-Through Certificates, Series 2004-2, Cl. 2A1, 6.50%, 7/20/32	861,167	862,156
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2004-8, Cl. 5A1, 6.50%, 5/25/32	764,275	708,546
ChaseFlex Trust 2006-2, Multiclass Mtg. Pass-Through Certificates, Series 2006-2, Cl. A1B, 2.572%, 9/25/36[2]	239,068	234,697
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.404%, 12/1/49[2]	1,700,000	1,355,498
Citigroup Mortgage Loan Trust, Inc. 2006-WF1, Asset-Backed Pass-Through Certificates, Series 2006-WF1, Cl. A2B, 5.536%, 3/1/36	121,763	120,032
Citigroup/Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	2,150,000	2,002,026
F9 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Continued
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 2006-A5, Cl. 1A1, 3.607%, 10/25/36[2]	$2,755,377	$2,373,142
Series 2006-A5, Cl. 1A13, 3.657%, 10/25/36[2]	1,456,093	1,201,148
CWALT Alternative Loan Trust 2006-HY13, Mtg. Pass-Through Certificates, Series 2006-HY13, Cl. 3A1, 5.975%, 1/1/47[2]	579,974	486,109
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36	446,695	441,684
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	1,418,723	1,387,880
Series 2006-AB3, Cl. A7, 6.36%, 7/1/36	159,368	156,546
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	736,137	626,312
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	866,570	783,756
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39	960,000	947,750
Greenwich Capital Commercial Mortgage 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 8/1/17	1,670,000	1,421,665
GSR Mortgage Loan Trust 2006-2F, Mtg. Pass-Through Certificates, Series 2006-2F, Cl. 2A2, 5.75%, 2/1/36	103,110	83,882
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42	1,000,000	839,462
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	3,400,000	3,163,139
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	1,020,000	957,388
Series 2008-C2, Cl. A4, 6.068%, 2/1/51	3,460,000	2,991,141
LB-UBS Commercial Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates:
Series 2006-C1, Cl. A2, 5.084%, 2/11/31	2,090,000	2,020,278
Series 2006-C1, Cl. AM, 5.217%, 2/11/31[2]	2,090,000	1,677,205
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2, 5.318%, 1/15/12	1,780,000	1,665,995
Mastr Alternative Loan Trust, CMO Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	1,284,118	1,134,725
Merrill Lynch Mortgage Investors Trust 2005-A9, Mtg. Asset-Backed Certificates, Series 2005-A9, Cl. 4A1, 5.492%, 12/1/35[2]	2,108,691	1,721,759
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-9, Commercial Mtg. Pass-Through Certificates, Series 2007-9, Cl. A4, 5.70%, 9/1/17	2,190,000	1,860,011
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30	123,547	123,518
Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through Certificates, Series PRU-HTG 2000-C1, Cl. A2, 7.306%, 10/6/15	1,554,000	1,582,041
F10 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

Commercial Continued
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A114, 5.75%, 4/25/37	$1,245,625	$1,012,142
Residential Asset Securitization Trust 2006-A9CB, Mtg. Pass-Through Certificates, Series 2006-A9CB, Cl. A5, 6%, 9/25/36	1,556,059	1,441,912
STARM Mortgage Loan Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 1A1, 5.659%, 6/1/37[2,3]	2,777,034	2,291,053
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial Mtg. Pass-Through Certificates, Series 2006-C29, Cl. A2, 5.272%, 11/15/48	492,000	467,784
WaMu Mortgage Pass-Through Certificates 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 1A4, 5.877%, 8/1/46[2]	3,460,388	2,875,338
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 1A2, 5.711%, 2/25/37[2,3]	721,210	288,484
WaMu Mortgage Pass-Through Certificates 2007-HY3 Trust, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 2A2, 5.668%, 3/1/37[2]	1,867,212	1,111,017
WaMu Mortgage Pass-Through Certificates 2007-HY4 Trust, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 5A1, 5.584%, 11/1/36[2]	536,308	420,215
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 2A3, 5.658%, 5/1/37[2]	570,684	475,571

		48,320,884

Manufactured Housing—0.7%
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust, Mtg. Pass-Through Certificates, Series 2006-AR12, Cl. 2A1, 6.10%, 9/25/36[2,7]	2,882,160	2,409,700
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A5, 5.106%, 3/25/36[2]	3,501,916	3,115,341

		5,525,041

Multifamily—4.1%
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates:
Series 2003-E, Cl. 2A2, 4.709%, 6/25/33[2]	1,625,512	1,621,355
Series 2005-F, Cl. 2A3, 4.71%, 7/25/35[2]	2,548,455	2,343,624
Bear Stearns ARM Trust 2006-4, Mtg. Pass-Through Certificates, Series 2006-4, Cl. 2A1, 5.788%, 10/25/36[2]	1,370,360	994,984
CHL Mortgage Pass-Through Trust 2003-46, Mtg. Pass-Through Certificates, Series 2003-46, Cl. 1A2, 4.411%, 1/19/34[2]	1,445,139	1,443,150
CHL Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. 2A1, 5.50%, 4/1/35	84,218	74,023
CHL Mortgage Pass-Through Trust 2005-HYB1, Mtg. Pass-Through Certificates, Series 2005-HYB1, Cl. 1A2, 4.981%, 3/25/35[2]	2,434,614	1,957,582
CHL Mortgage Pass-Through Trust 2007-HY1, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 1A1, 5.696%, 4/25/37[2]	3,520,172	2,712,308
Citigroup Mortgage Loan Trust, Inc. 2006-AR5, Asset-Backed Pass-Through Certificates, Series 2006-AR5, Cl. 1A3A, 5.888%, 7/25/36[2]	1,162,830	1,012,443
F11 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Multifamily Continued
CWALT Alternative Loan Trust 2004-28CB, Mtg. Pass-Through Certificates, Series 2004-28CB, Cl. 2A4, 5.75%, 1/25/35	$2,325,000	$1,889,347
CWALT Alternative Loan Trust 2005-85CB, Mtg. Pass-Through Certificates, Series 2005-85CB, Cl. 2A3, 5.50%, 2/25/36	1,730,000	1,520,586
GMAC Mortgage Corp. Loan Trust, Mtg. Pass-Through Certificates:
Series 2005-AR4, Cl. 2A1, 5.30%, 7/19/35[2]	2,512,711	2,117,101
Series 2004-J4, Cl. A7, 5.50%, 9/25/34	1,600,000	1,357,936
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through Certificates, Series 2005-AR7, Cl. 3A1, 5.144%, 11/25/35[2]	4,020,179	3,596,466
Merrill Lynch Mortgage Investors Trust 2007-2, Mtg. Pass-Through Certificates, Series 2007-2, Cl. 2A1, 5.975%, 6/25/37[2]	3,027,432	2,677,503
Wells Fargo Mortgage-Backed Securities 2004-AA Trust, Mtg. Pass-Through Certificates, Series 2004-AA, Cl. 2A, 4.992%, 12/25/34[2]	825,808	750,776
Wells Fargo Mortgage-Backed Securities 2004-S Trust, Mtg. Pass-Through Certificates, Series 2004-S, Cl. A1, 3.621%, 9/25/34[2]	689,244	609,290
Wells Fargo Mortgage-Backed Securities 2005-AR2 Trust, Mtg. Pass-Through Certificates, Series 2005-AR2, Cl. 2A2, 4.549%, 3/25/35[2]	494,210	428,176
Wells Fargo Mortgage-Backed Securities 2005-AR4 Trust, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 2A2, 4.537%, 4/25/35[2]	822,793	714,643
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through Certificates:
Series 2006-AR10, Cl. 4A1, 5.561%, 7/25/36[2]	1,709,848	1,405,993
Series 2006-AR10, Cl. 2A1, 5.636%, 7/25/36[2]	1,313,661	1,010,082
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A6, 5.106%, 3/25/36[2]	674,009	523,152
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.093%, 3/25/36[2]	877,042	804,238

		31,564,758

Residential—4.7%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-4, Cl. A4, 5.936%, 7/1/17[2]	1,730,000	1,482,935
Chase Mortgage Finance Trust 2005-S1, Multiclass Mtg. Pass-Through Certificates, Series 2005-S1, Cl. 1A5, 5.50%, 5/25/35	1,000,000	844,861
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 1A1, 6.092%, 9/1/47[2]	3,629,130	2,820,447
CWALT Alternative Loan Trust 2004-24CB, Mtg. Pass-Through Certificates, Series 2004-24CB, Cl. 1A1, 6%, 11/1/34	1,381,030	1,234,176
CWALT Alternative Loan Trust 2004-28CB, Mtg. Pass-Through Certificates, Series 2004-28CB, Cl. 3A1, 6%, 1/1/35	1,122,047	856,498
CWALT Alternative Loan Trust 2005-18CB, Mtg. Pass-Through Certificates, Series 2005-18CB, Cl. A8, 5.50%, 5/25/36	2,340,000	1,797,407
F12 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

Residential Continued
CWALT Alternative Loan Trust 2005-J1, Mtg. Pass-Through Certificates, Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32	$1,752,642	$1,536,593
CWALT Alternative Loan Trust 2005-J3, Mtg. Pass-Through Certificates, Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34	1,043,198	920,872
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates:
Series 2007-C7, Cl. A3, 5.866%, 9/11/45	3,870,000	3,326,252
Series 2007-C7, Cl. AM, 6.374%, 9/11/45[2]	1,220,000	976,368
Morgan Stanley Mortgage Loan Trust 2006-AR, Mtg. Pass-Through Certificates, Series 2006-AR, Cl. 5A3, 5.417%, 6/25/36[2]	1,070,000	891,884
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	534,163	503,410
RALI Series 2004-QS10 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2004-QS10, Cl. A3, 3.707%, 7/25/34[2]	367,175	329,986
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	808,572	804,546
RALI Series 2006-QS5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS5, Cl. 2A2, 6%, 5/1/36	502,988	489,328
STARM Mortgage Loan Trust 2007-S1, Mtg. Pass-Through Certificates, Series 2007-S1, Cl. 3A1, 5.01%, 8/1/22[2]	3,854,261	3,468,835
WaMu Mortgage Pass-Through Certificates 2003-AR9 Trust, Mtg. Pass-Through Certificates, Series 2003-AR9, Cl. 2A, 4.489%, 9/25/33[2]	1,018,776	984,630
WaMu Mortgage Pass-Through Certificates 2006-AR12 Trust, Mtg. Pass-Through Certificates, Series 2006-AR12, Cl. 2A1, 5.75%, 10/25/36[2]	3,552,043	2,703,077
WaMu Mortgage Pass-Through Certificates 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 2A1, 6.128%, 8/25/36[2]	3,277,055	2,922,530
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust, Mtg. Pass-Through Certificates, Series 2007-HY2, Cl. 2A1, 6.612%, 11/1/36[2]	318,990	276,498
WaMu Mortgage Pass-Through Certificates 2007-HY6 Trust, Mtg. Pass-Through Certificates, Series 2007-HY6, Cl. 2A1, 5.695%, 6/25/37[2]	2,413,022	1,970,236
Washington Mutual Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 1A8, 6%, 2/25/37	3,669,810	3,563,365
Wells Fargo Mortgage-Backed Securities 2003-6 Trust, Mtg. Pass-Through Certificates, Series 2003-6, Cl. 1A1, 5%, 6/25/18	1,324,045	1,250,050
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 4.369%, 9/1/34[2]	229,473	193,734
Wells Fargo Mortgage-Backed Securities 2006-AR5 Trust, Mtg. Pass-Through Certificates, Series 2006-AR5, Cl. 2A2, 5.539%, 4/1/36[2,3]	1,478,825	709,836

		36,858,354

Total Mortgage-Backed Obligations (Cost $334,420,317)		320,301,369
F13 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes—11.1%
ABN Amro Bank NV (NY Branch), 7.125% Sub. Nts., Series B, 10/15/93	$500,000	$489,695
Albertson’s, Inc., 8% Sr. Unsec. Debs., 5/1/31	1,715,000	1,594,646
American International Group, Inc., 6.25% Jr. Sub. Bonds, 3/15/37	1,160,000	185,873
Axa SA, 6.379% Sub. Perpetual Bonds[8,9]	4,620,000	2,579,318
Bank of America Corp.:
8% Unsec. Perpetual Bonds, Series K9	2,790,000	2,211,298
8.125% Perpetual Bonds, Series M9	495,000	400,549
Barclays Bank plc, 6.278% Perpetual Bonds[9]	5,230,000	3,828,778
Belo Corp., 8% Sr. Unsec. Unsub. Nts., 11/1/08	3,005,000	2,944,900
Buckeye Partners LP, 4.625% Sr. Nts., 7/15/13	660,000	630,206
Capmark Financial Group, Inc.:
3.453% Sr. Unsec. Nts., 5/10/10[2]	730,000	518,610
5.875% Sr. Unsec. Nts., 5/10/12	1,160,000	578,774
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09[3]	1,520,000	1,444,000
CIT Group Funding Co. of Canada, 4.65% Sr. Unsec. Nts., 7/1/10	1,320,000	933,421
Citigroup, Inc.:
8.30% Jr. Sub. Bonds, 12/21/57[2]	3,950,000	2,944,022
8.40% Perpetual Bonds, Series E9	1,595,000	1,087,646
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11	1,425,000	926,250
Coca-Cola Co. (The), 7.375% Unsec. Debs., 7/29/93	440,000	487,358
D.R. Horton, Inc., 8% Sr. Nts., 2/1/09[3]	785,000	776,169
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31	252,000	264,668
Dillard’s, Inc., 6.625% Unsec. Nts., 11/15/08[3]	900,000	902,250
EchoStar DBS Corp., 5.75% Sr. Unsec. Nts., 10/1/08[3]	2,530,000	2,530,000
Energy Transfer Partners LP, 5.65% Sr. Unsec. Unsub. Nts., 8/1/12	405,000	393,984
Ford Motor Credit Co., 9.75% Sr. Unsec. Nts., 9/15/10	3,920,000	2,812,502
Gap, Inc. (The), 10.05% Unsub. Nts., 12/15/08[2,3]	228,000	230,565
General Motors Acceptance Corp., 8% Bonds, 11/1/31	2,925,000	1,103,804
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	3,665,000	2,409,342
HBOS plc, 6.413% Sub. Perpetual Bonds, Series A8,9	6,200,000	3,498,269
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[2]	5,240,000	3,939,118
Hyundai Motor Manufacturing Alabama LLC, 5.30% Sr. Unsec. Nts., 12/19/08[8]	1,140,000	1,142,335
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[9]	3,210,000	2,709,661
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	1,630,000	1,588,469
Lehman Brothers Holdings, Inc., 7.50% Sub. Nts., 5/11/38[10]	6,325,000	31,625
Lennar Corp., 7.625% Sr. Unsec. Nts., 3/1/09	1,915,000	1,857,550
Liberty Media Corp., 7.875% Sr. Nts., 7/15/09	610,000	614,944
Liberty Media LLC, 7.75% Sr. Nts., 7/15/09	1,835,000	1,847,612
Macy’s Retail Holdings, Inc., 4.80% Sr. Nts., 7/15/09	1,860,000	1,818,239
F14 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
MBIA, Inc., 5.70% Sr. Unsec. Unsub. Nts., 12/1/34	$1,100,000	$606,659
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	3,935,000	3,308,981
MetLife Capital Trust X, 9.25% Sec. Bonds, 4/8/68[2]	600,000	569,739
MetLife, Inc., 6.40% Jr. Unsec. Sub. Bonds, 12/15/66[2]	3,450,000	2,151,672
MGM Mirage, Inc., 6% Sr. Sec. Nts., 10/1/09	2,585,000	2,429,900
Monongahela Power Co., 7.36% Unsec. Nts., Series A, 1/15/10	2,035,000	2,093,193
NCR Corp., 7.125% Sr. Unsec. Unsub. Nts., 6/15/09	1,735,000	1,745,011
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13[8]	401,050	405,410
Popular North America, Inc., 4.70% Nts., 6/30/09	2,540,000	2,468,476
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23[8]	2,520,000	2,919,793
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25[8]	2,140,000	2,378,993
Qwest Corp.:
5.625% Unsec. Nts., 11/15/08[3]	245,000	243,775
8.875% Unsec. Unsub. Nts., 3/15/12	1,445,000	1,423,325
R&B Falcon Corp., 9.50% Sr. Unsec. Nts., 12/15/08	750,000	757,436
SLM Corp., 4% Nts., 1/15/09	1,895,000	1,553,881
TEPPCO Partners LP, 6.125% Nts., 2/1/13	930,000	945,059
Tribune Co., 5.50% Nts., Series E, 10/6/08[3]	1,485,000	1,477,575
Univision Communications, Inc., 3.875% Sr. Unsec. Nts., 10/15/08	590,000	587,050
Valero Logistics Operations LP, 6.05% Nts., 3/15/13	435,000	421,581
Washington Mutual Bank NV, 2.891% Sr. Unsec. Nts., 5/1/09[2]	2,185,000	535,325
Westar Energy, Inc., 7.125% Sr. Unsec. Nts., 8/1/09	1,950,000	1,999,052
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625% Nts., 12/1/14	1,565,000	1,341,988

Total Non-Convertible Corporate Bonds and Notes (Cost $112,007,730)		86,620,324

Convertible Corporate Bonds and Notes—0.3%
Theravance, Inc., 3% Cv. Sub. Nts., 1/15/15 (Cost $2,712,000)	2,712,000	1,966,200

	Shares

Investment Company—2.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 3.15%[11,12] (Cost $21,175,009)	21,175,009	21,175,009

Total Investments, at Value (Cost $918,693,130)	113.2%	880,074,907
Liabilities in Excess of Other Assets	(13.2)	(102,892,215)

Net Assets	100.0%	$777,182,692

Industry classifications are unaudited.
F15 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Illiquid security. The aggregate value of illiquid securities as of September 30, 2008 was $11,165,439, which represents 1.44% of the Fund’s net assets. See Note 8 of accompanying Notes.

4.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $15,560,973 or 2.00% of the Fund’s net assets as of September 30, 2008.

5.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $508,521 or 0.07% of the Fund’s net assets as of September 30, 2008.

6.	When-issued security or delayed delivery to be delivered and settled after September 30, 2008. See Note 1 of accompanying Notes.

7.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $1,593,816. See Note 6 of accompanying Notes.

8.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $12,924,118 or 1.66% of the Fund’s net assets as of September 30, 2008.

9.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10.	Issue is in default. See Note 1 of accompanying Notes.

11.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	September 30,	Gross	Gross	September 30,
	2007	Additions	Reductions	2008

OFI Liquid Assets Fund, LLC	—	1,412,413	1,412,413	—
Oppenheimer Institutional Money Market Fund, Cl. E	73,733,633	445,009,545	497,568,169	21,175,009

	Value	Income

OFI Liquid Assets Fund, LLC	$—	$203	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	21,175,009	2,151,255

	$21,175,009	$2,151,458

     a. Net of compensation to counterparties.
12. Rate shown is the 7-day yield as of September 30, 2008.
Foreign Currency Exchange Contracts as of September 30, 2008 are as follows:

		Contract
		Amount	Expiration		Unrealized
Contract Description	Buy/Sell	(000s)	Dates	Value	Appreciation

Singapore Dollar (SGD)	Sell	26 SGD	10/2/08-10/3/08	$18,138	$105
F16 | OPPENHEIMER BALANCED FUND

Futures Contracts as of September 30, 2008 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Long Bonds, 20 yr.	Buy	259	12/19/08	$30,347,516	$(394,951)
U.S. Treasury Nts., 2 yr.	Sell	587	12/31/08	125,287,813	(620,787)
U.S. Treasury Nts., 5 yr.	Buy	60	12/31/08	6,734,063	21,431
U.S. Treasury Nts., 10 yr.	Sell	260	12/19/08	29,802,500	417,257

					$(577,050)

Credit Default Swap Contracts as of September 30, 2008 are as follows:

						Upfront
		Buy/Sell	Notional			Payment
Swap		Credit	Amount	Pay/Receive	Termination	Received/
Counterparty	Reference Entity	Protection	(000s)	Fixed Rate	Date	(Paid)	Value

Barclays Bank plc:
	ABX.HE.AA.06-2 Index	Sell	$750	0.170%	5/25/46	$580,213	$(579,948)
	American International Group, Inc.	Sell	535	3.000	3/20/09	—	(14,365)
	American International Group, Inc.	Sell	1,480	4.000	3/20/09	—	(32,718)
	American International Group, Inc.	Sell	1,290	5.350	3/20/09	—	(20,255)
	Capmark Financial Group, Inc.	Sell	1,020	1.000	6/20/12	—	(427,783)
	Citigroup, Inc.	Sell	280	10.500	6/20/09	—	(9,979)
	Dillard’s, Inc.	Sell	750	1.900	12/20/08	—	(7,092)
	HCP, Inc.	Sell	935	4.600	3/20/09	—	754
	iStar Financial, Inc.	Sell	1,000	4.400	12/20/12	—	(373,285)
	Kohl’s Corp.	Buy	595	1.180	6/20/18	—	7,696
	Kohl’s Corp.	Sell	595	1.080	6/20/13	—	(3,087)
	Kohl’s Corp.	Sell	600	0.900	6/20/13	—	(7,657)
	Kohl’s Corp.	Buy	600	1.040	6/20/18	—	13,952
	Lehman Brothers Holdings, Inc.	Sell	2,205	0.490	9/20/10	—	(1,941,176)
	Lehman Brothers Holdings, Inc.	Sell	120	9.600	9/20/09	—	(105,642)
	Merrill Lynch & Co., Inc.	Sell	2,355	4.150	9/20/09	—	2,833
	Six Flags, Inc.	Sell	1,075	8.250	12/20/08	—	(12,635)
	The Goldman Sachs Group, Inc.	Sell	1,140	5.750	12/20/09	—	2,978
	XL Capital Ltd.	Sell	1,295	3.550	9/20/09	—	658

						580,213	(3,506,751)
Credit Suisse International:
	iStar Financial, Inc.	Sell	145	4.000	12/20/12	—	(55,279)
	iStar Financial, Inc.	Sell	340	12.000	3/20/09	—	(31,572)
	JPMorgan Chase & Co.	Sell	1,545	2.088	12/20/08	—	640
	Merrill Lynch & Co., Inc.	Sell	1,175	4.150	9/20/09	—	1,414
	Morgan Stanley	Sell	1,575	7.800	12/20/13	—	(144,929)
	Rite Aid Corp.	Sell	260	7.500	3/20/09	—	(11,976)
	Rite Aid Corp.	Sell	650	5.000	9/20/09	39,000	(33,663)
	Sprint Nextel Corp.	Sell	2,695	6.300	3/20/09	—	35,517
	Tribune Co.	Sell	105	5.000	12/20/09	23,100	(25,077)
	Tribune Co.	Sell	560	5.000	12/20/09	128,800	(134,054)
	TXU Corp.	Sell	355	5.910	12/20/12	—	(27,465)
	TXU Corp.	Sell	340	6.050	12/20/12	—	(24,871)
	TXU Corp.	Sell	355	6.000	12/20/12	—	(26,503)
	Vornado Realty LP	Sell	615	3.600	3/20/09	—	9,580
	Wachovia Corp.	Sell	1,215	1.000	3/20/09	—	(26,039)
	Washington Mutual, Inc.	Sell	680	6.500	12/20/08	—	(244,872)
	Washington Mutual, Inc.	Sell	2,360	6.800	6/20/09	—	(849,851)

						190,900	(1,589,000)
F17 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts: Continued

						Upfront
		Buy/Sell	Notional			Payment
Swap		Credit	Amount	Pay/Receive	Termination	Received/
Counterparty	Reference Entity	Protection	(000s)	Fixed Rate	Dates	(Paid)	Value

Deutsche Bank AG:
	ABX.HE.AA.06-2 Index	Sell	$470	0.170%	5/25/46	$56,396	$(363,434)
	Allied Waste North America, Inc.	Sell	630	2.000	9/20/09	—	(2,694)
	Allied Waste North America, Inc.	Sell	990	2.000	9/20/09	—	(4,234)
	Ambac Assurance Corp.	Sell	700	8.450	12/20/08	—	(21,408)
	American International Group, Inc.	Sell	1,870	4.000	3/20/09	—	(41,339)
	Cemex	Sell	620	2.000	3/20/09	—	132
	Centex Corp.	Sell	280	1.550	9/20/09	—	(5,788)
	Dow Jones CDX.NA.IG.7 Index	Buy	3,600	0.400	12/20/11	(370)	125,744
	iStar Financial, Inc.	Sell	2,075	2.925	12/20/08	—	(139,484)
	iStar Financial, Inc.	Sell	1,205	3.000	12/20/08	—	(80,792)
	iStar Financial, Inc.	Sell	160	4.320	12/20/12	—	(59,980)
	iStar Financial, Inc.	Sell	845	12.000	3/20/09	—	(78,466)
	Jones Apparel Group, Inc.	Sell	615	2.720	6/20/13	—	(6,320)
	Jones Apparel Group, Inc.	Buy	615	2.635	6/20/18	—	12,275
	Kohl’s Corp.	Sell	595	1.180	6/20/13	—	(583)
	Kohl’s Corp.	Buy	595	1.300	6/20/18	—	2,434
	Liz Claiborne, Inc.	Sell	2,300	3.250	6/20/09	—	1,279
	MBIA Insurance Corp.	Sell	1,985	8.850	12/20/08	—	(53,270)
	Prudential Financial, Inc.	Sell	1,005	2.050	6/20/09	—	(235)
	Temple-Inland, Inc.	Sell	295	3.000	9/20/09	—	113
	Tenet Healthcare Corp.	Sell	1,725	1.600	3/20/09	—	(10,958)
	The Goldman Sachs Group, Inc.	Sell	1,145	5.500	12/20/09	—	(307)
	The Goldman Sachs Group, Inc.	Sell	930	5.450	12/20/09	—	(925)
	Vornado Realty LP	Sell	1,255	3.875	6/20/09	—	21,271
	Wachovia Corp.	Sell	2,695	1.000	3/20/09	—	(57,757)
	Washington Mutual, Inc.	Sell	250	4.500	12/20/08	—	(90,027)
	Washington Mutual, Inc.	Sell	1,235	4.500	12/20/08	—	(444,732)
	XL Capital Ltd.	Sell	1,475	3.550	9/20/09	—	749

						56,026	(1,298,736)
Goldman Sachs Capital Markets LP:
	ABX.HE.AA.06-2 Index	Sell	165	0.170	5/25/46	13,595	(127,589)
	ABX.HE.AA.06-2 Index	Sell	700	0.170	5/25/46	276,483	(541,285)
	Capmark Financial Group, Inc.	Sell	1,065	0.950	6/20/12	—	(447,669)
	iStar Financial, Inc.	Sell	165	3.950	12/20/12	—	(63,068)
	Pulte Homes, Inc.	Sell	1,605	2.750	9/20/09	—	(14,761)

						290,078	(1,194,372)
Goldman Sachs International:
	D.R. Horton, Inc.	Sell	810	4.210	12/20/08	—	930
	R.H. Donnelley Corp.	Sell	1,350	9.000	3/20/09	—	(11,794)
	Sprint Nextel Corp.	Sell	970	6.300	3/20/09	—	12,784
	Univision Communications, Inc.	Sell	320	5.000	6/20/09	32,000	(21,583)
	Univision Communications, Inc.	Sell	125	5.000	6/20/09	13,750	(8,431)
	Univision Communications, Inc.	Sell	340	5.000	6/20/09	20,400	(22,932)

						66,150	(51,026)
F18 | OPPENHEIMER BALANCED FUND

Credit Default Swap Contracts: Continued

						Upfront
		Buy/Sell	Notional			Payment
Swap		Credit	Amount	Pay/Receive	Termination	Received/
Counterparty	Reference Entity	Protection	(000s)	Fixed Rate	Date	(Paid)	Value

Morgan Stanley Capital Services, Inc.:
	ABX.HE.AA.06-2 Index	Sell	$165	0.170%	5/25/46	$13,182	$(127,589)
	ABX.HE.AA.06-2 Index	Sell	320	0.170	5/25/46	31,998	(247,445)
	American International Group, Inc.	Sell	1,120	4.000	3/20/09	—	(24,759)
	Capmark Financial Group, Inc.	Sell	225	5.000	6/20/12	60,750	(77,238)
	Countrywide Home Loans, Inc.	Sell	3,180	0.420	6/20/09	—	(61,091)
	Ford Motor Co.	Sell	2,090	7.150	12/20/16	—	(736,585)
	Ford Motor Co.	Sell	990	7.050	12/20/16	—	(370,069)
	General Motors Corp.	Sell	1,035	5.800	12/20/16	—	(546,164)
	General Motors Corp.	Sell	1,005	5.750	12/20/16	—	(530,777)
	Inco Ltd.	Buy	1,055	0.700	3/20/17	—	25,475
	Inco Ltd.	Buy	1,065	0.630	3/20/17	—	45,965
	J.C. Penney Co., Inc.	Sell	1,105	1.300	12/20/17	—	(58,834)
	J.C. Penney Co., Inc.	Sell	1,050	1.070	12/20/17	—	(72,203)
	Jones Apparel Group, Inc.	Sell	1,210	3.200	6/20/13	—	10,423
	Jones Apparel Group, Inc.	Buy	1,210	2.970	6/20/18	—	(2,530)
	Kohl’s Corp.	Buy	1,575	0.660	12/20/17	—	92,278
	Kohl’s Corp.	Buy	1,655	0.870	12/20/17	—	72,522
	Lehman Brothers Holdings, Inc.	Sell	80	9.600	9/20/09	—	(70,428)
	Lennar Corp.	Sell	1,190	2.900	12/20/08	—	(9,694)
	Liz Claiborne, Inc.	Sell	1,185	3.100	6/20/13	—	(29,249)
	Liz Claiborne, Inc.	Buy	1,185	2.900	6/20/18	—	53,894
	Louisiana-Pacific Corp.	Sell	1,190	6.250	9/20/09	—	(1,336)
	The Hartford Financial Services
	Group, Inc.	Sell	620	2.400	3/20/09	—	4,235
	Univision Communications, Inc.	Sell	265	5.000	12/20/09	18,550	(17,946)
	Vale Overseas Ltd.	Sell	1,055	1.170	3/20/17	—	(69,251)
	Vale Overseas Ltd.	Sell	1,065	1.100	3/20/17	—	(74,591)
	Wachovia Corp.	Sell	3,270	3.250	3/20/09	—	(22,154)

						124,480	(2,845,141)

						$1,307,847	$(10,485,026)

Interest Rate Swap Contracts as of September 30, 2008 are as follows:

Swap	Notional	Paid by	Received by	Termination
Counterparty	Amount	the Fund	the Fund	Date	Value

Credit Suisse		Three-Month
International	$4,640,000	USD BBA LIBOR	5.428%	8/7/17	$430,328
		Three-Month
Deutsche Bank AG	3,920,000	USD BBA LIBOR	5.445	8/8/17	368,656

					$798,984

Index abbreviation is as follows:
BBA LIBOR           British Bankers’ Association London-Interbank Offered Rate
F19 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts as of September 30, 2008 are as follows:

Swap	Notional	Paid by		Received by		Termination
Counterparty	Amount	the Fund		the Fund		Date	Value

Goldman Sachs Group, Inc. (The):
	$4,500,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change	*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change	*	3/1/09	$(245,578)

	2,980,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change plus 200 basis points	*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change	*	3/1/09	(162,242)

	6,760,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 50 basis points	*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change	*	12/1/08	(370,851)

	1,230,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change	*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change	*	11/1/08	(66,187)

	4,010,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change	*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change	*	2/1/09	(218,837)

	30,080,000	If credit spreads as represented by the Banc of America Securities LLC AAA 10 yr CMBS Daily Index widen, pays the spread change minus 660 basis points	*	If credit spreads as represented by the Banc of America Securities LLC AAA 10 yr CMBS Daily Index narrow, receives the spread change	*	3/31/09	(919,582)

							(1,983,277)
F20 | OPPENHEIMER BALANCED FUND

Total Return Swap Contracts: Continued

Swap	Notional	Paid by		Received by		Termination
Counterparty	Amount	the Fund		the Fund		Date	Value

Morgan Stanley:
	$6,600,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA Index widen, pays the spread change	*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA Index narrow, receives the spread change	*	2/1/09	$(183,863)

	12,500,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA Index widen, pays the spread change	*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA Index narrow, receives the spread change	*	3/1/09	(348,856)

	4,030,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change plus 250 basis points	*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change	*	3/1/09	(216,856)

	5,530,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change plus 250 basis points	*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change	*	3/1/09	(301,379)

	5,840,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change plus 350 basis points	*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change	*	3/1/09	(315,935)

	15,310,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 50 basis points	*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change	*	12/1/08	(832,566)

	3,910,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 65 basis points	*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change	*	12/1/08	(212,840)
F21 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

Swap	Notional	Paid by		Received by		Termination
Counterparty	Amount	the Fund		the Fund		Date	Value

Morgan Stanley: Continued
	$3,130,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 95 basis points	*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change	*	2/1/09	$(168,427)

	3,130,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 95 basis points	*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change	*	2/1/09	(170,242)

	4,420,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 70 basis points	*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change	*	2/1/09	(241,516)

	1,910,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 50 basis points	*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change	*	2/1/09	(103,545)

							(3,096,025)

							$(5,079,302)

*	The CMBS Indexes are representative indexes of segments of the commercial mortgage backed securities market. These indexes are measured by movements in the credit spreads of the underlying holdings. As the credit market perceives an improvement in the credit quality of an Index’s underlying holdings and reduced probability of default, the spread of an index narrows. As the credit market perceives a decrease in credit quality and an increased probability of default on an Index’s underlying holdings, the spread widens.
Abbreviation is as follows:
CMBS           Commercial Mortgage Backed Securities
See accompanying Notes to Financial Statements.
F22 | OPPENHEIMER BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2008

Assets

Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $897,518,121)	$858,899,898
Affiliated companies (cost $21,175,009)	21,175,009

880,074,907
Cash	235,211
Unrealized appreciation on foreign currency exchange contracts	105
Swaps, at value (net upfront payments received $683,143)	695,938
Receivables and other assets:
Investments sold (including $12,746,197 sold on a when-issued or delayed delivery basis)	12,911,265
Interest, dividends and principal paydowns	4,106,909
Futures margins	458,843
Shares of beneficial interest sold	231,544
Other	69,554

Total assets	898,784,276

Liabilities
Swaps, at value (upfront payments received $624,704)	15,461,282
Payables and other liabilities:
Investments purchased (including $90,823,070 purchased on a when-issued or delayed delivery basis)	100,281,598
Shares of beneficial interest redeemed	2,466,153
Payable for terminated investment contracts	2,165,695
Distribution and service plan fees	488,088
Trustees’ compensation	198,662
Transfer and shareholder servicing agent fees	120,945
Shareholder communications	94,066
Other	325,095

Total liabilities	121,601,584

Net Assets	$777,182,692

Composition of Net Assets
Paid-in capital	$869,375,491
Accumulated net investment income	14,053,365
Accumulated net realized loss on investments and foreign currency transactions	(53,595,309)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(52,650,855)

Net Assets	$777,182,692

F23 | OPPENHEIMER BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $636,927,264 and 59,340,967 shares of beneficial interest outstanding)	$10.73
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.38

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $56,512,473 and 5,419,378 shares of beneficial interest outstanding)	$10.43

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $72,978,460 and 6,960,472 shares of beneficial interest outstanding)	$10.48

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,764,495 and 1,016,592 shares of beneficial interest outstanding)	$10.59
See accompanying Notes to Financial Statements.
F24 | OPPENHEIMER BALANCED FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2008

Investment Income

Interest	$27,065,366
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $188,574)	6,199,076
Affiliated companies	2,151,255
Income from investment of securities lending cash collateral, net—affiliated companies	203
Other income	2,207

Total investment income	35,418,107

Expenses

Management fees	6,633,877
Distribution and service plan fees:
Class A	1,679,691
Class B	753,286
Class C	910,158
Class N	72,636
Transfer and shareholder servicing agent fees:
Class A	1,018,804
Class B	173,400
Class C	172,674
Class N	44,693
Shareholder communications:
Class A	169,527
Class B	39,167
Class C	26,112
Class N	3,094
Trustees’ compensation	39,084
Custodian fees and expenses	13,751
Other	78,898

Total expenses	11,828,852
Less reduction to custodian expenses	(10,156)
Less waivers and reimbursements of expenses	(53,575)

Net expenses	11,765,121

Net Investment Income	23,652,986
F25 | OPPENHEIMER BALANCED FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Loss

Net realized gain (loss) on:
Investments from unaffiliated companies	$(43,353,003)
Closing and expiration of futures contracts	(4,871,482)
Foreign currency transactions	4,797,374
Short positions	(2,722)
Swap contracts	(12,300,024)

Net realized loss	(55,729,857)
Net change in unrealized depreciation on:
Investments	(160,847,964)
Translation of assets and liabilities denominated in foreign currencies	(3,309,356)
Futures contracts	(281,242)
Swap contracts	(13,430,389)

Net change in unrealized depreciation	(177,868,951)

Net Decrease in Net Assets Resulting from Operations	$(209,945,822)

See accompanying Notes to Financial Statements.
F26 | OPPENHEIMER BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2008	2007

Operations

Net investment income	$23,652,986	$23,503,293
Net realized gain (loss)	(55,729,857)	55,159,489
Net change in unrealized appreciation (depreciation)	(177,868,951)	38,979,195

Net increase (decrease) in net assets resulting from operations	(209,945,822)	117,641,977

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(8,052,589)	(20,079,749)
Class B	(504,826)	(1,423,760)
Class C	(632,738)	(1,532,394)
Class N	(122,579)	(362,666)

	(9,312,732)	(23,398,569)
Tax return of capital distribution from net investment income:
Class A	(2,912,179)	—
Class B	(182,568)	—
Class C	(228,826)	—
Class N	(44,330)	—

	(3,367,903)	—
Distributions from net realized gain:
Class A	(37,195,502)	(51,176,462)
Class B	(3,833,652)	(6,078,031)
Class C	(4,413,644)	(5,885,017)
Class N	(738,584)	(1,116,454)

	(46,181,382)	(64,255,964)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(10,977,610)	30,877,600
Class B	(13,337,024)	(9,669,827)
Class C	(2,882,901)	6,173,205
Class N	(3,471,017)	2,816,552

	(30,668,552)	30,197,530

Net Assets

Total increase (decrease)	(299,476,391)	60,184,974
Beginning of period	1,076,659,083	1,016,474,109

End of period (including accumulated net investment income of $14,053,365 and $6,772,727, respectively)	$777,182,692	$1,076,659,083

See accompanying Notes to Financial Statements.
F27 | OPPENHEIMER BALANCED FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$14.32	$13.94	$14.51	$13.75	$12.55

Income (loss) from investment operations:
Net investment income	.33 [1]	.34 [1]	.30 [1]	.24 [1]	.14
Net realized and unrealized gain (loss)	(3.12)	1.27	.21	1.38	1.16

Total from investment operations	(2.79)	1.61	.51	1.62	1.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	(.34)	(.29)	(.16)	(.10)
Tax return of capital distribution from net investment income	(.05)	—	—	—	—
Distributions from net realized gain	(.62)	(.89)	(.79)	(.70)	—

Total dividends and/or distributions to shareholders	(.80)	(1.23)	(1.08)	(.86)	(.10)

Net asset value, end of period	$10.73	$14.32	$13.94	$14.51	$13.75

Total Return, at Net Asset Value[2]	(20.49)%	11.96%	3.86%	12.13%	10.37%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$636,927	$865,895	$810,738	$725,836	$651,754

Average net assets (in thousands)	$783,143	$851,017	$752,163	$694,147	$631,041

Ratios to average net assets:[3]
Net investment income	2.61%	2.38%	2.16%	1.69%	1.05%
Total expenses	1.07%[4]	1.05%[4]	1.06%	1.05%	1.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%	1.04%	1.06%	1.05%	1.06%

Portfolio turnover rate[5]	54%	74%	84%	73%	61%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2008	1.08%
Year Ended September 30, 2007	1.06%
5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$605,485,691	$538,294,980
Year Ended September 30, 2007	$814,618,659	$879,472,606
Year Ended September 30, 2006	$1,329,963,782	$1,377,730,782
Year Ended September 30, 2005	$2,097,453,846	$2,135,377,175
Year Ended September 30, 2004	$1,069,526,653	$1,026,457,980
See accompanying Notes to Financial Statements.
F28 | OPPENHEIMER BALANCED FUND

Class B Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$13.99	$13.64	$14.23	$13.53	$12.40

Income (loss) from investment operations:
Net investment income	.21 [1]	.20 [1]	.17 [1]	.11 [1]	.02
Net realized and unrealized gain (loss)	(3.04)	1.25	.20	1.36	1.13

Total from investment operations	(2.83)	1.45	.37	1.47	1.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.21)	(.17)	(.07)	(.02)
Tax return of capital distribution from net investment income	(.03)	—	—	—	—
Distributions from net realized gain	(.62)	(.89)	(.79)	(.70)	—

Total dividends and/or distributions to shareholders	(.73)	(1.10)	(.96)	(.77)	(.02)

Net asset value, end of period	$10.43	$13.99	$13.64	$14.23	$13.53

Total Return, at Net Asset Value[2]	(21.18)%	10.99%	2.84%	11.17%	9.26%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$56,513	$90,879	$98,021	$98,271	$84,924

Average net assets (in thousands)	$75,349	$95,241	$95,979	$92,677	$77,082

Ratios to average net assets:[3]
Net investment income	1.70%	1.48%	1.24%	0.76%	0.11%
Total expenses	1.98%[4]	1.95%[4]	1.99%	1.98%	2.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.97%	1.94%	1.99%	1.98%	2.02%

Portfolio turnover rate[5]	54%	74%	84%	73%	61%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2008	1.99%
Year Ended September 30, 2007	1.96%
5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$605,485,691	$538,294,980
Year Ended September 30, 2007	$814,618,659	$879,472,606
Year Ended September 30, 2006	$1,329,963,782	$1,377,730,782
Year Ended September 30, 2005	$2,097,453,846	$2,135,377,175
Year Ended September 30, 2004	$1,069,526,653	$1,026,457,980
See accompanying Notes to Financial Statements.
F29 | OPPENHEIMER BALANCED FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$14.06	$13.71	$14.29	$13.59	$12.44

Income (loss) from investment operations:
Net investment income	.22 [1]	.21 [1]	.18 [1]	.11 [1]	.04
Net realized and unrealized gain (loss)	(3.06)	1.25	.21	1.37	1.13

Total from investment operations	(2.84)	1.46	.39	1.48	1.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)	(.22)	(.18)	(.08)	(.02)
Tax return of capital distribution from net investment income	(.03)	—	—	—	—
Distributions from net realized gain	(.62)	(.89)	(.79)	(.70)	—

Total dividends and/or distributions to shareholders	(.74)	(1.11)	(.97)	(.78)	(.02)

Net asset value, end of period	$10.48	$14.06	$13.71	$14.29	$13.59

Total Return, at Net Asset Value[2]	(21.18)%	11.00%	2.97%	11.18%	9.45%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$72,978	$101,645	$92,782	$87,820	$68,018

Average net assets (in thousands)	$91,010	$97,640	$90,567	$78,091	$60,095

Ratios to average net assets:[3]
Net investment income	1.76%	1.53%	1.30%	0.83%	0.19%
Total expenses	1.92%[4]	1.90%[4]	1.93%	1.91%	1.93%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses	1.91%	1.89%	1.92%	1.91%	1.93%

Portfolio turnover rate[5]	54%	74%	84%	73%	61%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2008	1.93%
Year Ended September 30, 2007	1.91%
5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$605,485,691	$538,294,980
Year Ended September 30, 2007	$814,618,659	$879,472,606
Year Ended September 30, 2006	$1,329,963,782	$1,377,730,782
Year Ended September 30, 2005	$2,097,453,846	$2,135,377,175
Year Ended September 30, 2004	$1,069,526,653	$1,026,457,980
See accompanying Notes to Financial Statements.
F30 | OPPENHEIMER BALANCED FUND

Class N Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$14.17	$13.80	$14.38	$13.65	$12.49

Income (loss) from investment operations:
Net investment income	.27 [1]	.28 [1]	.24 [1]	.17 [1]	.10
Net realized and unrealized gain (loss)	(3.08)	1.26	.21	1.38	1.12

Total from investment operations	(2.81)	1.54	.45	1.55	1.22

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.28)	(.24)	(.12)	(.06)
Tax return of capital distribution from net investment income	(.04)	—	—	—	—
Distributions from net realized gain	(.62)	(.89)	(.79)	(.70)	—

Total dividends and/or distributions to shareholders	(.77)	(1.17)	(1.03)	(.82)	(.06)

Net asset value, end of period	$10.59	$14.17	$13.80	$14.38	$13.65

Total Return, at Net Asset Value[2]	(20.86)%	11.57%	3.42%	11.66%	9.77%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$10,765	$18,240	$14,933	$11,803	$8,772

Average net assets (in thousands)	$14,522	$18,038	$13,425	$10,278	$5,701

Ratios to average net assets:[3]
Net investment income	2.14%	1.98%	1.76%	1.24%	0.55%
Total expenses	1.53%[4]	1.45%[4]	1.47%	1.50%	1.58%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses	1.52%	1.44%	1.47%	1.50%	1.57%

Portfolio turnover rate[5]	54%	74%	84%	73%	61%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2008	1.54%
Year Ended September 30, 2007	1.46%
5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$605,485,691	$538,294,980
Year Ended September 30, 2007	$814,618,659	$879,472,606
Year Ended September 30, 2006	$1,329,963,782	$1,377,730,782
Year Ended September 30, 2005	$2,097,453,846	$2,135,377,175
Year Ended September 30, 2004	$1,069,526,653	$1,026,457,980
See accompanying Notes to Financial Statements.
F31 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Balanced Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open end management investment company. The Fund’s investment objective is to seek high total investment return consistent with preservation of principal. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of
F32 | OPPENHEIMER BALANCED FUND

the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
     As of September 30, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$90,823,070
Sold securities	12,746,197
Securities Sold Short. The Fund may short sell when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2008, securities with an aggregate market value of $31,625, representing less than 0.005% of the Fund’s net assets, were in default.
F33 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investments in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. The Fund’s investment in LAF is included in the
F34 | OPPENHEIMER BALANCED FUND

Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$—	$ —	$51,826,188	$40,173,023

1.	As of September 30, 2008, the Fund had $51,371,102 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

2.	The Fund had $455,086 of straddle losses which were deferred.

3.	During the fiscal year ended September 30, 2008, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended September 30, 2007, the Fund utilized $213,555 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
F35 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Accordingly, the following amounts have been reclassified for September 30, 2008. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments

$3,367,741	$3,691,713	$7,059,454
The tax character of distributions paid during the years ended September 30, 2008 and September 30, 2007 was as follows:

	Year Ended	Year Ended
	September 30, 2008	September 30, 2007

Distributions paid from:
Ordinary income	$17,858,549	$23,398,579
Long-term capital gain	37,635,565	64,255,954
Return of capital	3,367,903	—

Total	$58,862,017	$87,654,533

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$920,462,249
Federal tax cost of other investments	(133,004,727)

Total federal tax cost	$787,457,522

Gross unrealized appreciation	$72,662,137
Gross unrealized depreciation	(112,835,160)

Net unrealized depreciation	$(40,173,023)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended September 30, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$17,267
Payments Made to Retired Trustees	13,452
Accumulated Liability as of September 30, 2008	129,451
F36 | OPPENHEIMER BALANCED FUND

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent
F37 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	5,798,565	$75,154,245	6,131,500	$86,517,298
Dividends and/or distributions reinvested	3,368,475	44,422,978	4,745,903	65,665,433
Redeemed	(10,283,420)	(130,554,833)	(8,582,423)	(121,305,131)

Net increase (decrease)	(1,116,380)	$(10,977,610)	2,294,980	$30,877,600

Class B
Sold	948,419	$11,869,335	1,194,731	$16,478,946
Dividends and/or distributions reinvested	333,396	4,299,933	519,741	7,027,431
Redeemed	(2,357,982)	(29,506,292)	(2,404,916)	(33,176,204)

Net decrease	(1,076,167)	$(13,337,024)	(690,444)	$(9,669,827)

Class C
Sold	1,463,890	$18,408,026	1,379,987	$19,118,489
Dividends and/or distributions reinvested	369,299	4,782,117	494,376	6,720,594
Redeemed	(2,101,729)	(26,073,044)	(1,414,896)	(19,665,878)

Net increase (decrease)	(268,540)	$(2,882,901)	459,467	$6,173,205

Class N
Sold	335,612	$4,177,869	544,228	$7,636,814
Dividends and/or distributions reinvested	64,805	846,364	101,356	1,387,392
Redeemed	(671,462)	(8,495,250)	(439,945)	(6,207,654)

Net increase (decrease)	(271,045)	$(3,471,017)	205,639	$2,816,552

F38 | OPPENHEIMER BALANCED FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2008, were as follows:

	Purchases	Sales

Investment securities	$431,000,849	$450,793,266
U.S. government and government agency obligations	1,976,639	5,093,137
To Be Announced (TBA) mortgage-related securities	605,485,691	538,294,980
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2008, the Fund paid $1,417,662 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
F39 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2008 for Class B, Class C and Class N shares were $2,628,010, $2,177,635 and $240,099, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2008	$281,830	$2,347	$150,391	$7,417	$367
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 30, 2008, the Manager waived $53,575 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency
F40 | OPPENHEIMER BALANCED FUND

rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
F41 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Swap Contracts
The Fund may enter into privately negotiated agreements with a counterparty to exchange or “swap” payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.
     Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities and as a component of unrealized gain or loss on the Statement of Operations until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations.
     Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty fails to make a payment when due or otherwise defaults under the terms of the contract. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the performance of the asset or non-asset reference. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
F42 | OPPENHEIMER BALANCED FUND

     The buyer of protection pays a periodic fee, similar to an insurance premium, to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     Risks of credit default swaps include credit, market and liquidity risk. Additional risks include but are not limited to: the cost of paying for credit protection if there are no credit events or the cost of selling protection when a credit event occurs (paying the notional amount to the protection buyer); and pricing transparency when assessing the value of a credit default swap.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     Risks of interest rate swaps include credit, market and liquidity risk. Additional risks include but are not limited to, interest rate risk. There is a risk, based on future movements of interest rates that the payments made by the Fund under a swap agreement will be greater than the payments it received.
Total Return Swap Contracts. A total return swap is an agreement between counterpar-ties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Risks of total return swaps include credit, market and liquidity risk.
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NOTES TO FINANCIAL STATEMENTS Continued
8. Illiquid Securities
As of September 30, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
9. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
     As of September 30, 2008, the Fund had no securities on loan.
10. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of September 30, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
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     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Balanced Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Balanced Fund, including the statement of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Balanced Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
November 13, 2008
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.5138 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 28, 2007. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2008 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended September 30, 2008 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $5,720,744 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2008, $14,458,395 or 100% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $2,645,540 or 33.29% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and
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preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Emmanuel Ferreira, Angelo Manioudakis, Antulio Bomfim, Geoffrey Caan, Benjamin Gord, and Thomas Swaney, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed asset target allocation funds (including both funds advised by the Manager and funds advised by other investment advisers). The Board noted that the Fund’s five-year and ten-year performance were better than its peer group median although its one-year and three-year performance were below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mixed-asset
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
target allocation moderate funds with comparable asset levels and distribution features. The Board noted that the Fund’s total expenses are lower than its peer group median although the contractual and actual management fees are higher than its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995- December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management com- pany) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985- 1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 67	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfo- lios in the OppenheimerFunds complex.
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Robert G. Galli, Trustee (since 1993) Age: 75	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee (since 1999) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 1989) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969 — March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 67	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
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TRUSTEES AND OFFICERS Unaudited / Continued

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Ferreira, Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924; for Messrs. Manioudakis, Bomfim, Caan, Gord and Swaney, 470 Atlantic Avenue, 11th Floor, Boston, Massachusetts 02210. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Emmanuel Ferreira, Vice President and Portfolio Manager (since 2003) Age: 41	Vice President of the Manager (since January 2003); Portfolio Manager at Lashire Investments (July 1999-December 2002). An officer of 3 portfolios in the OppenheimerFunds complex.

Angelo G. Manioudakis, Vice President and Portfolio Manager (since 2003) Age: 42	Senior Vice President of the Manager and of HarbourView Asset Management Corporation (since April 2002), and of OFI Institutional Asset Management, Inc. (since June 2002); Vice President of Oppenheimer Real Asset Management, Inc. (since November 2006). Executive Director and portfolio manager for MSIM/Miller, Anderson & Sherrerd (Morgan Stanley Asset Management) (August 1993-April 2002). A portfolio manager and officer of 15 portfolios in the OppenheimerFunds complex.
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Antulio N. Bomfim, Vice President (since 2006) and Portfolio Manager (since 2003) Age: 41	Vice President of the Manager (since October 2003); Senior Economist at the Board of Governors of the Federal Reserve System (June 1992 to October 2003). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.

Geoffrey Caan, Vice President (since 2006) and Portfolio Manager (since 2003) Age: 39	Vice President and Portfolio Manager of the Manager (since August 2003); Vice President of ABN AMRO NA, Inc. (June 2002-August 2003); Vice President of Zurich Scudder Investments (January 1999-June 2002). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.

Benjamin J. Gord, Vice President (since 2006) and Portfolio Manager (since 2002) Age: 46	Vice President of the Manager (since April 2002), of HarbourView Asset Management Corporation (since April 2002) and of OFI Institutional Asset Management, Inc. (since June 2002); Executive Director and senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (April 1992-March 2002). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.

Thomas Swaney, Vice President and Portfolio Manager (since 2006) Age: 36	Vice President of the Manager (since April 2006); senior analyst, high grade investment team (June 2002-March 2006); senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (May 1998-May 2002). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2004) Age: 38	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2005) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
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TRUSTEES AND OFFICERS Unaudited / Continued

Robert G. Zack, Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary (since 2004) Age: 40	Vice President (since May 2004) and Deputy General Counsel (since May 2008) of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000- April 2004) of UBS Financial Services, Inc. (formerly PaineWeber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2001) Age: 43	Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
30 | OPPENHEIMER BALANCED FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $46,800 in fiscal 2008 and $44,000 in fiscal 2007.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $195,000 in fiscal 2008 and $272,786 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services relating to FAS 123R.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $195,000 in fiscal 2008 and $272,786 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
     a) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a) (1) Exhibit attached hereto.
     (2) Exhibits attached hereto.
     (3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Balanced Fund

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	11/11/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	11/11/2008

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date:	11/11/2008